UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2006

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 4 pages

ITEM 4.01	Changes in Registrant’s Certifying Accountant.

On September 8, 2006, the Audit Committee of the Board of Directors (the “Audit Committee”) of Myriad Genetics, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s principal accountants.

On that same date, the Audit Committee selected Ernst & Young LLP (“E&Y”) to serve as the Company’s principal accountants for the fiscal year ending June 30, 2007.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2006 and June 30, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of June 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended June 30, 2006 and June 30, 2005, and through September 8, 2006, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events described under Item 304(a)(1)(v) of Regulation S-K. A letter from KPMG is attached hereto as Exhibit 16.1, indicating whether it agrees with the statements herein.

In deciding to select E&Y, the Audit Committee reviewed auditor independence issues and existing commercial relationships with E&Y and concluded that E&Y has no commercial relationship with the Company that would impair its independence for the fiscal year ending June 30, 2006.

During the two fiscal years ended June 30, 2006 and 2005, and through September 8, 2006, the Company did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description
16.1	Letter from KPMG LLP dated September 14, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: September 14, 2006	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

Page 3 of 4 pages

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from KPMG LLP dated September 14, 2006.

Page 4 of 4 pages